Global Ecology Corporation Shareholder Letter

July 28, 2008

Dear Shareholders,

This year our Company has experienced tremendous change. We believe that the Company is positioned for unprecedented growth. We intend to regularly update shareholders about important Company events and answer issues raised by shareholders.

The Company is currently in the process of formally changing its name from Homeland Security Network to Global Ecology Corporation. The name change is to reflect our new business focus of water and soil remediation technologies which will help millions of people all over the world.

In 2007, the Company was presented with a unique opportunity to use management’s governmental and corporate relationship network to market a revolutionary water purifying product.  Our primary focus, over the last year, has been to raise awareness of this technology’s ability to address the worldwide problem of contaminated water. We are also aggressively marketing our partner’s Huma-Clean’s organic soil remediation product.

While the Company has changed its focus, it has not abandoned its GPS business. In fact, we have recently upgraded, at considerable expense, our software and GPS network. This will allow the Company to grow its customer base. We also plan to integrate our GPS technology into the design of the environmental restoration division’s mobile water system for monitoring water production, location and component effectiveness. The GPS business division of GEC is presently cash flow positive.  The Company is currently exploring strategic avenues for this GPS division and has contemplated spinning this division off as a stand-alone business to realize greater shareholder value.

 Our current portfolio of proprietary and licensed technologies focus on point-of-use water purification systems, and water and soil remediation solutions which meet the long and short term water and soil quality requirements of world markets for residential, commercial, industrial, and emergency applications.

We have acquired rights to globally market several unique ionized copper solutions that are used to create drinkable water from polluted sources. This is an environmentally safe and very cost effective technology compared with traditional water cleansing options. In certain geographical regions and for certain projects, this right to market is exclusively granted to GEC.  In other instances, we have the right, on a non-exclusive basis, to market the products throughout the world.

We own the intellectual property and the technology associated with the “Mobile Pure Water System” which we acquired in June of 2008.  We now have a patent pending status on this system. This is a mobile water treatment system that provides potable water at the rate of 35,000gallons per day and can be transported to virtually any area in the world. It can operate with a self-sustaining power source and is extremely easy to handle.  We are actively marketing the system and expect strong sales in areas of the world facing water purity problems and temporary water contamination issues due to natural disasters.  In the coming months, we will begin a pilot program in Afghanistan..

Our joint venture agreement with Huma-Clean enables us to offer a complete water and soil “pollution solution” to customers. Huma-Clean’s process is proprietary and FDA/EPA approved. Some steps of the process are under a patent controlled by Huma-Clean. Our partnership with Huma-Clean considerably strengthens our future revenue prospects as the acquired technology can process the sludge removed from lake bottoms, water retention basins or sewage treatment facilities and be sold as high grade top soil.

We are extremely optimistic about our position in the environmental restoration sector.   GEC has the technology and relationships necessary to meet the growing demand for clean water and soil. According to the United Nations over 1 billion people lack access to water and over 2.4-billion lack access to basic sanitation which is a figure that is likely to worsen over the next 2 decades as the average supply of water per capita drops by a third..  Furthermore, a large portion of the population has non-productive soil that is either suffering from contamination or overuse.  With the rights and/or ownership to technology that offers solutions to these problems, GEC has aggressively pursued relationships with governments and businesses that have positioned us to realize significant future revenue.  Recently initiated projects, and projects which are being pursued, have positioned the Company for near and long term profitability.  The gross margins for our products are significant and our expense structure is closely controlled.

In addition to addressing the potable water market, our water purifying formula can be successfully deployed in a wide array of industries. The formula can be used to clean ballast water in ocean going ships, to clean water in fish farms, livestock farms, to wash and spray fruit and vegetables, to control mosquito or midge larvae.  We have also begun discussions with groups for the use of our products in the commercial and industrial air conditioning cooling tower business.

Huma-Clean’s process can be used in all forms of soil remediation.  It is also: a method to eliminate certain forms of hydrocarbons; a cleaning agent; and a very effective fire retardant. While it is the long-term plan for the Company to introduce most of these applications to the marketplace, our immediate goals are to introduce and market the water and soil remediation treatments.

GEC moved from the Bulletin Board Exchange to the Pink Sheets in September of 2007 because during a 12 month filing period, which began in 2006, we failed to submit two quarterly and one annual report to the Securities and Exchange Commission (SEC) in a timely manner. As a penalty, we were moved to the Pink Sheets. Although we are not legally required to file quarterly or annual reports on this venue, we have continued to do so on time in order to regain our Bulletin Board status. If we continue to file all our reports on time, we will be eligible to return to the Bulletin Board during the month of September, 2008. It is our goal to trade on an exchange in which the market can fairly value our stock based on intrinsic value and the strength of our product offerings.

Global Ecology Corporation is fully dedicated to delivering shareholder value. We are hopeful that the full implementation of our current business plan will result in significant earnings and revenue growth.

In order to better communicate with our shareholders, GEC will soon have on its website an option that allows shareholders and interested members of the public to submit questions about the Company and its progress. In addition, we plan to start listing all of the various projects with which we are actively involved under a “projects” link, so that shareholders can accurately measure our progress.

We look forward to a profitable future and our continued efforts to create value for our shareholders. .

Sincerely,

/s/ Joseph F. Battiato

Joseph F. Battiato, Chairman of the Board

/s/ Peter D. Ubaldi

Peter D. Ubaldi, President and CEO

FORWARD LOOKING STATEMENTS

THIS LETTER TO OUR SHAREHOLDERS INCLUDES “FORWARD LOOKING STATEMENTS” WHICH REPRESENT THE COMPANY’S EXPECTATIONS OR BELIEFS CONCERNING FUTURE EVENTS THAT INVOLVE VARIOUS RISKS AND UNCERTAINTIES.  ALL STATEMENTS OTHER THAN STATEMENTS OF HISTORICAL FACTS INCLUDED IN THIS LETTER TO OUR SHAREHOLDERS ARE FORWARD LOOKING STATEMENTS.  THE COMPANY CAN GIVE NO ASSURANCE THAT SUCH EXPECTATIONS WILL PROVE TO HAVE BEEN CORRECT.  ALL FORWARD LOOKING STATEMENTS ATTRIBUTABLE TO THE COMPANY OR PERSONS ACTING ON ITS BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE STATEMENTS AND DISCLOSURE HEREIN TO THE EFFECT THAT ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THE COMPANY’S EXPECTATIONS.

ALL FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER IMPORTANT FACTORS THAT COULD CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF THE COMPANY TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENT IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. PLEASE REFER TO THE “RISK FACTORS” SECTION HEREOF FOR A DISCUSSION OF SOME OF THESE RISKS AND UNCERTAINTIES.  THERE CAN BE NO ASSURANCE THAT (I) THE COMPANY HAS CORRECTLY MEASURED OR IDENTIFIED ALL OF THE FACTORS AFFECTING ITS BUSINESS OR THE EXTENT OF THEIR LIKELY IMPACT, (II) THE INFORMATION WITH RESPECT TO THESE FACTORS ON WHICH THE COMPANY’S ANALYSIS IS BASED IN PART IS COMPLETE OR ACCURATE, (III) THE COMPANY’S ANALYSIS IS CORRECT OR (IV) THE COMPANY’S STRATEGY, WHICH IS BASED IN PART ON THIS ANALYSIS, WILL BE SUCCESSFUL.  FORWARD-LOOKING STATEMENTS INVOLVE NUMEROUS RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM EXPECTED RESULTS.